United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Act of 1934

April 27, 2017

Date of Report (date of earliest event reported)

Deltic Timber Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-12147	71-0795870
(State or other jurisdiction of incorporation)	(Commission File Number)	I.R.S. Employer Identification No.)

210 East Elm Street, El Dorado, Arkansas	71730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (870) 881-9400

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Deltic Timber Corporation (“Deltic” or the “Company”) held its annual meeting of shareholders on April 27, 2017. Three incumbent Class III directors, Bert H. Jones, Rev. Dr. Christoph Keller, III, and R. Madison Murphy were re-elected to three year terms. One new director, Deborah M. Cannon, was also elected as a Class III director for a three year term. Upon her election to the Board, Ms. Cannon was also appointed to the Company’s Audit Committee and its Nominating and Corporate Governance Committee and was awarded 1,162 shares of time-based restricted stock under the Company’s 2002 Stock Incentive Plan. Additionally, Robert C. Nolan was re-elected Chairman of the Board of Directors for the Company to serve in that office until the 2018 annual meeting of shareholders and was also awarded 1,162 shares of time-based restricted stock under the Company’s 2002 Stock Incentive Plan. The terms of these equity awards are the same as for other grants to non-employee directors. The awards vest on February 15, 2021 and during the vesting period the recipient is entitled to vote the restricted shares and receive cash dividends that may be declared for the common stock of the Company.

A copy of the Company’s press release announcing these elections is attached hereto as Exhibit 99.1.

Item 5.07.	Submission of Matters to a Vote of Security Holders

Deltic Timber Corporation (“Deltic” or the “Company”) held its annual meeting of shareholders on April 27, 2017. Matters voted upon were: (1) election of Class III Directors; (2) ratification of the Company’s appointment of KPMG LLP as the Company’s independent auditors for 2017; (3) advisory approval of the Company’s executive compensation regarding the Company’s named executive officers; and (4) advisory approval of the frequency for future advisory votes of the Company’s executive compensation.

The final results of voting for each of the matters submitted to the shareholders are as follows:

(1) Election of Class III Directors for a three year term:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Deborah M. Cannon	8,814,428	2,501,683	539,382
Bert H. Jones	9,044,864	2,271,247	539,382
Rev. Dr. Christoph Keller, III	8,987,552	2,328,559	539,382
R. Madison Murphy	8,998,711	2,317,400	539,382

(2) Ratification of the appointment of KPMG LLP as the independent auditors:

Votes For	9,988,537
Votes Against	1,863,273
Votes Abstained	3,683

(3)	Advisory approval of the Company’s executive compensation regarding the Company’s named executive officers.

Votes For	9,187,685
Votes Against	2,084,074
Votes Abstained	44,352
Broker Non-Votes	539,382

(4)	Advisory approval on the frequency for future advisory votes of the Company’s executive compensation.

Votes For – One Year	9,780,761
Votes For – Two Years	9,160
Votes For – Three Years	1,485,003
Abstained	41,187
Broker Non-Votes	539,382

Item 9.01.	Financial Statements and Exhibits

(d) Exhibit 99.1. Press release issued April 27, 2017 by Deltic Timber Corporation announcing the results of the 2017 annual meeting of shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deltic Timber Corporation

By: /s/ Jim F. Andrews, Jr.
Jim F. Andrews, Jr., Secretary

Date: May 1, 2017